UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 20, 2010
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On December 20, 2010, Dollar Thrifty Automotive Group, Inc., a Delaware corporation, issued a press release revising its expectations for future federal income tax payments as a result of the passage of the Tax Relief Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.                                                      Description

99.1	Press release of Dollar Thrifty Automotive Group, Inc. dated December 20, 2010: Dollar Thrifty Automotive Group Provides Update on the 2011 Impact of Recently Passed Tax Legislation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
               (Registrant)

December 20, 2010                                                                       By:      /s/ H. CLIFFORD BUSTER III
            H. Clifford Buster III
            Senior Executive Vice President, Chief Financial
           Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

99.1	Press release of Dollar Thrifty Automotive Group, Inc. dated December 20, 2010: Dollar Thrifty Automotive Group Provides Update on the 2011 Impact of Recently Passed Tax Legislation